UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Taysha Gene Therapies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.ProxyVote.com. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. TAYSHA GENE THERAPIES, INC. 3000 PEGASUS PARK DRIVE SUITE 1430 DALLAS, TEXAS 75247 V90327-P46595 Your Vote Counts! TAYSHA GENE THERAPIES, INC. 2026 Annual Meeting Vote in advance by May 31, 2026 11:59 PM ET You invested in TAYSHA GENE THERAPIES, INC. and it’s time to vote! Stockholders of record as of the close of business on April 8, 2026 have the right to vote on proposals being presented at the 2026 Annual Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2026. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 1, 2026 9:00 AM Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TSHA2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect the Board’s Class III Director nominees, Sean P. Nolan and Laura Sepp-Lorenzino, Ph.D. to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders. Nominees: For 01) Sean P. Nolan 02) Laura Sepp-Lorenzino, Ph.D. 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent For registered public accounting firm of the Company for the year ending December 31, 2026. 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For 4. To indicate, on a non-binding advisory basis, the preferred frequency of future stockholder advisory votes on the 1 Year compensation of the Company’s named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90328-P46595